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                                                           OMB APPROVAL
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No. ______________ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                              JANUS INVESTMENT FUND
                              ---------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

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         2) Form, Schedule or Registration Statement No.:

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         3) Filing Party:

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         4) Date Filed:

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (04-05)
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[Janus Logo]

                                                   Please take a Moment and Cast
                                               Your Vote Before October 26, 2006


                               JANUS OLYMPUS FUND
                               151 DETROIT STREET
                             DENVER, COLORADO 80206

                           ****URGENT ACTION ITEM****
October 2, 2006

             THE SPECIAL MEETING OF SHAREHOLDERS HAS BEEN ADJOURNED
              TO THURSDAY, OCTOBER 26TH AT 10:00 A.M. MOUNTAIN TIME

Dear Shareholder:

         The Special Meeting of Shareholders for Janus Olympus Fund (the "Fund") has adjourned until October 26, 2006. The Special Meeting of Shareholders pertains to the proposed merger of Janus Olympus Fund into Janus Orion Fund. At this point, we have not received your vote and would greatly appreciate your acting on this matter today by utilizing one of the options below.

1. VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll-free number listed on the enclosed voting instruction form or proxy card and following the recorded instructions. Please have your proxy information available.

2. VOTE THROUGH THE INTERNET. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed voting instruction form or proxy card and following the instructions on the website. Please have your proxy information available.

3. VOTE BY MAIL. You may cast your vote by mail by signing, dating, and mailing the enclosed voting instruction form or proxy card in the return envelope provided.

         For the reasons set forth in the proxy materials previously delivered to you, THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL TO MERGE JANUS OLYMPUS FUND INTO JANUS ORION FUND AND HAS DETERMINED THAT THE PROPOSAL IS IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS.

         We have retained a professional proxy solicitation firm, D.F. King & Co., Inc. ("D.F. King"), to assist you with the voting process. If you have any questions regarding the meeting or to vote your proxy over the phone, please call D.F. King, toll-free at 1-800-628-8528.





                             YOUR VOTE IS IMPORTANT.

                               PLEASE VOTE TODAY.